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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                     October 15, 1998 (September 30, 1998)







                          AMERICAN PAD & PAPER COMPANY
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-11803


              Delaware                                     04-3164298
   (State or other jurisdiction of                      (I.R.S. Employer
   incorporation or organization)                      Identification No.)

17304 Preston Road, Suite 700, Dallas, TX                  75252-5613
 (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (972) 733-6200


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Item 5.   Other Events.

     On September 30, 1998, American Pad & Paper Company (the "Company") issued a press release announcing that its lending group, consisting of 20 financial institutions, have amended the original revolving credit agreement that matures in July, 2001. This agreement provides the Company with a $300 million revolving credit facility with the usual and customary covenants and restrictions. It eliminates all prior defaults and allows the Company to reclassify over $270 million from short-term debt back to long-term debt. This press release is incorporated herein as Exhibit 99.12.

     On October 7, 1998, the Company issued a press release announcing an update of its restructuring plans designed to reduce costs, increase margins, improve customer service, and better balance manufacturing capacity to market demands. Following the Company's August 17, 1998 announcement (Exhibit 99.010) that it will consolidate it continuous forms business, American Pad & Paper is now moving forward with other major rationalization plans that should be completed in 1999. These plans include plant and warehouse consolidations, equipment rationalization moves, plant/product changes and the addition of new distribution centers. This restructuring plan is expected to net an 18% reduction in space and net a 7% reduction in its workforce, primarily from manufacturing. These actions will impact most plant sites and will require restructuring charges as the Company previously indicated in July. This press release is incorporated herein as Exhibit 99.13.

     On October 14, 1998, the Company issued a press release announcing the resignation of Timothy E. Needham, President and Chief Operating Officer. Mr. Needham will finalize his duties on October 30, 1998. Mr. Needham will continue to serve as a consultant to the Company for a period of time. This press release is incorporated herein as Exhibit 99.14.


Exhibit

99.12 Press release by the Company dated September 30, 1998.
99.13 Press release by the Company dated October 7, 1998.
99.14 Press release by the Company dated October 14, 1998.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  American Pad & Paper Company



October 15, 1998                                  /s/ David N. Pilotte
----------------                                  ------------------------------
Date                                              David N. Pilotte
                                                  Vice President and Corporate
                                                  Controller Principal
                                                  Accounting Officer

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                                 EXHIBIT INDEX


Exhibit                           Description

99.12          Press release by the Company dated September 30, 1998.
99.13          Press release by the Company dated October 7, 1998.
99.14          Press release by the Company dated October 14, 1998.